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EXHIBIT 10.24

PREVIEW SYSTEMS, INC.
OFFICER RETENTION, SEVERANCE, AND ACCELERATED VESTING AGREEMENT

Name: Patrick Reutens	Date: March 16, 2001

    Preview Systems wishes to provide you with an incentive to continue in the service of the Company through certain potential transactions and for a reasonable period of time thereafter. If you wish to receive the benefits of the Retention Bonus and Severance Agreement, please sign the bottom of this letter indicating your acknowledgement and agreement to the terms described in this letter, and return it to HR no later than 5:00 p.m. on March 23, 2001.

Retention Bonus Amount:

    Lump sum payment equal to three months of your base salary plus 25% of your target bonus for this year, reduced by applicable withholding taxes.

    Severance Amount:  Lump sum payment equal to three months of your base salary plus 25% of your target bonus for this year, reduced by applicable withholding taxes.

    Accelerated Vesting:  50% of unvested options or unvested stock subject to repurchase.

    Conditions for Receipt of the Retention Bonus:  You will receive the Retention Bonus if

    One of the following circumstances applies to you:

  •
  You continue in the active full time employment of Preview until June 30, 2001; or

  •
  You are terminated from your employment by Preview other than for cause before June 30, 2001.

    And you meet each of the following conditions:

  •
  You maintain the confidentiality of this Retention Bonus offer.

  •
  You sign and return a general release of claims in a form provided by Preview Systems (a copy of which is attached) within the time frame described on the release.

Conditions for Receipt of the Severance Amount:

  •
  Your employment with the Company is terminated by the Company other than for cause, and other than on account of your commencement of employment with an acquiring company.

    And you meet each of the following conditions:

  •
  You maintain the confidentiality of this Severance offer.

  •
  You sign and return a general release of claims in a form provided by Preview Systems (a copy of which is attached) within the time frame described on the release.

    Condition for Receipt of Accelerated Vesting:  Termination of employment other than for cause, and you sign and return a general release of claims.

Preview Systems, Inc.
By: Title: President & CEO
ACKNOWLEDGED AND ACCEPTED:
Date:

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EXHIBIT 10.24